Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 271,687,500
Previously Paid Amount	37,520.05
Total Fee Amount	37,520.05
Total Offset Amount	0
Net Fee	$ 0.00